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                                                                       EXHIBIT j

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the references to our Firm in the filing of the Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Short-Term Investments Co.


                                           /s/   TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
October 25, 2001